WPALM/49251_1.DOC
EXHIBIT 10.23            THIRD MODIFICATION OF TERM LOAN
-------------            -------------------------------
                     REVOLVING CREDIT AND SECURITY AGREEMENT

        THIS AGREEMENT is made as of the 2nd day of December, 1996, by and between SUNTRUST BANK, SOUTH FLORIDA, N.A., a national banking association (the "Lender"), ABLE TELCOM HOLDING CORP., a Florida corporation (the "Borrower") , TRANSPORTATION SAFETY CONTRACTORS, INC., a Florida corporation, TRANSPORTATION SAFETY CONTRACTORS OF VIRGINIA, INC., a Virginia corporation, ABLE COMMUNICATIONS SERVICES, INC., formerly known as BCD COMMUNICATIONS, INC., a Florida corporation, TIPCO, INC., a Florida corporation, TELECOMMUNICATIONS SERVICES GROUP, INC., a Florida corporation, TRAFFIC MANAGEMENT GROUP, INC., a Florida corporation, and GEORGIA ELECTRIC COMPANY, a Georgia corporation, (singularly an "Existing Guarantor" and collectively the "Existing Guarantors"), DIAL COMMUNICATIONS,, INC., a Florida corporation and H.C. CONNELL, INC., a Florida corporation (singularly a "New Guarantor" and collectively the "New Guarantors" and collectively with the Existing Guarantors the "Guarantors"), .

                                   WITNESSETH:

        WHEREAS, Lender, Borrower and Existing Guarantors entered into a Term Loan, Revolving Credit and Security Agreement dated as of November 29, 1995, as amended by Modification of Term Loan Revolving Credit and Security Agreement dated as of May 30, 1996 and as further amended by Second Modification of Term Loan Revolving Credit and Security Agreement dated as of October 30, 1996 (the "Loan Agreement") in connection with which Lender made available to Borrower the Loans which are evidenced and secured by the Loan Documents; and

        WHEREAS, the Loan Agreement provides that all Subsidiaries of Borrower will join in the Loan Agreement as Guarantors and to pledge the Collateral owned by those Subsidiaries to the Lender as security for the Loans and Lender has required that the New Guarantors join in the Loan Agreement as Guarantors; and

        WHEREAS, Borrower has requested an additional $1,900,000 loan from Lender (the "New Loan") which is to be evidenced by a new $1,900,000 promissory note (the "New Note") which is to be secured by the Loan Agreement and a lien on the Collateral, including, without limitation, the Collateral owned by the New Guarantors; and

        WHEREAS, Lender, Borrower and the Guarantors have agreed to amend the Loan Agreement to evidence the New Guarantors' joinder in the Loan Agreement, to evidence the pledge of the Collateral owned by the New Guarantors, to acknowledge that the New Loan is secured by the Loan Documents and to otherwise ratify and confirm the terms of the Loan Agreement; and

        NOW, THEREFORE, in consideration of the mutual promises and covenants of this agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender, Borrower and Guarantors agree as follows:

        1. RECITALS/TERMS. All of the recitals set forth above are true and correct and by this reference are made a material part of this Agreement. All capitalized terms used herein which are defined in the Loan Agreement shall have the same meaning when used herein unless the context herein shall require otherwise.

        2. JOINDER. The New Guarantors execute this Agreement to evidence their joinder in the Loan Agreement as Guarantors subject to all the terms and obligations of a Guarantor under the Loan Agreement, including, without limitation, the imposition of the liens and security interests created by the Loan Documents on the Collateral now or hereafter owned by the New Guarantors. The New Subsidiaries join in this Agreement to acknowledge their obligation and agreement to join in the Loan Agreement as Guarantors and to provide Guarantees if and when required by Lender.

        3. Section 6.27 is hereby added to the Loan Agreement to read as follows:

                      6.27 DIAL COMMUNICATIONS INC. NET WORTH. Shall maintain the tangible net worth of Dial Communications, Inc.
              (stockholders'  equity in  Dial   Communications,   Inc.  less any
              tangible assets of Dial Communications, Inc.) at not less than One Million Seven Hundred Thousand and no/100s Dollars ($1,700,000).

        4. ADDITIONAL DEBT. The Borrower and the Guarantors hereby acknowledge that the New Loan is included in the Indebtedness secured by the Loan Documents, the New Loan is included in the Loans and that the New Note, this Agreement, the new guarantees executed by the New Guarantors and any documents executed in connection therewith are included in the Loan Documents. Borrower agrees that no further advances will be requested or made under the Equipment Facility until the New Loan has been repaid, refinanced or otherwise resolved to the satisfaction of Lender in its sole discretion.

        5. GUARANTY AGREEMENTS. Existing Guarantors hereby ratify and confirm the continuing validity of the Guaranty Agreements and any other documents or agreements given by any Existing Guarantor in connection with the Loan Documents notwithstanding the amendments to the Loan Agreement contained herein and hereby further consent to such amendments.

        6. NO DEFAULT. Borrower and Guarantors hereby warrant and represent to Lender that, after giving effect to this Agreement, Borrower and Guarantors are in compliance with all provisions of the Loan Agreement and all other Loan Documents and that no default or Event of Default has occurred thereunder nor has any event occurred or failed to occur which with the passage of time or the giving of notice or both would comprise such a default or Event of Default.

        7.     MISCELLANEOUS.

               (a) This agreement shall be governed by and construed in accordance with the law of the State of Florida. In the event of any dispute hereunder, the prevailing party shall be entitled to recover all costs and attorney's fees from the non-prevailing party. Paragraph headings used herein are for convenience only and shall not be used to interpret any term hereof. The Loan Agreement shall continue in full force and effect as modified by this Agreement. In the event the terms of this Agreement conflict with the terms of the Loan Agreement, the terms of this Agreement shall control.

               (b) This Agreement constitutes the entire agreement among the parties hereto concerning the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral among the parties hereto with respect to the subject matter hereof, all of which prior agreements, understandings, negotiations and discussions, both written and oral, are merged into this Agreement. Except as hereinabove specifically amended, all other provisions of the Loan Agreement and each of the other Loan Documents amended hereby shall remain unchanged and in full force and effect.
        Without limiting the generality of any of the provisions of this Agreement, nothing herein or in any instrument or agreement shall be deemed or construed to constitute a novation, satisfaction or refinancing of all or any portion of the Loan or in any manner affect or impair the lien or priority of the Loan Agreement or any of the Loan Documents as amended hereby.

               (c) This Agreement may be executed in any number of counterparts with each executed counterpart constituting an original, but altogether constituting but one and the same instrument.

               (d) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Guarantors and the Lender and their respective heirs, legal representatives, executors, successors and assigns.

        8. RELEASE. IN CONSIDERATION OF THE ACCOMMODATIONS PROVIDED HEREIN, EACH OF THE BORROWER AND THE GUARANTORS HEREBY UNCONDITIONALLY, IRREVOCABLY AND FOREVER RELEASES, ACQUITS AND DISCHARGES THE LENDER AND EACH OF THE LENDER'S RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND COUNSEL FROM ANY AND ALL CLAIMS, DEMANDS AND CAUSES OF ACTION THAT ANY OF THEM HAD, NOW HAS OR MAY IN THE FUTURE HAVE AGAINST ANY ONE OR MORE OF THE LENDER OR ANY ONE OR MORE OF THE LENDER'S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR COUNSEL FOR THE ACTS OR OMISSIONS OF ANY OF THE FOREGOING PARTIES FROM THE BEGINNING OF TIME THROUGH, TO AND INCLUDING THE DATE OF THE EFFECTIVENESS OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS ARISING OUT OF OR CONNECTED IN ANY MANNER WITH THE TRANSACTIONS CONTEMPLATED HEREIN OR IN THE LOAN AGREEMENT, AS AMENDED HEREBY OR ANY OTHER LOAN DOCUMENTS, AS THE SAME MAY BE AMENDED HEREBY, AS THE CASE MAY BE.

        9. WAIVER OF JURY TRIAL. THE BORROWER, THE GUARANTORS AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER ENTERING INTO THIS AGREEMENT AND MAKING ANY LOAN, ADVANCE OR OTHER EXTENSION OF CREDIT TO THE BORROWER. FURTHER, EACH OF THE BORROWER AND THE GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE LENDER, NOR THE LENDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDERS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE LENDER, NOR THE LENDER'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

        IN WITNESS WHEREOF, Borrower, Lender and Guarantor have caused this agreement to be executed as of the day and year set forth above.

Witnesses:                                  LENDER:
                                            SUNTRUST BANK, SOUTH
                                            FLORIDA, N.A., a national banking
                                            association

/s/ DANIEL OSBORNE                          By:  /S/ JEFFREY WOLFE
------------------                          ----------------------
Print Name: DANIEL OSBORNE                  Print Name: Jeffrey Wolfe
                                            Its:  VICE PRESIDENT
/S/ROSEMARIE MULHOLLAND
-----------------------
Print Name: ROSEMARIE MULHOLLAND

                                            BORROWER:
                                            ABLE TELCOM HOLDING CORP., a Florida
                                            corporation

/S/SUSAN C. PILCHER
-------------------
Print Name: SUSAN C. PILCHER                By: /S/WILLIAM J. MERCURIO
                                            --------------------------
                                            Print Name: WILLIAM J. MERCURIO
                                            Its: PRESIDENT
/S/KATHRYN B. HARBER
--------------------
Print Name: KATHRYN B. HARBER

                                            EXISTING GUARANTORS:
                                            TRANSPORTATION SAFETY CONTRACTORS,
                                            INC., a Florida corporation
/S/SUSAN C. PILCHER
-------------------                         By: /S/WILLIAM J. MERCURIO
Print Name: SUSAN C. PILCHER                --------------------------
                                            Print Name: WILLIAM J. MERCURIO
                                            Its: CHAIRMAN
/S/KATHRYN B. HARBER
--------------------
Print Name: KATHRYN B. HARBER

                                            TRANSPORTATION SAFETY CONTRACTORS OF
                                            VIRGINIA, INC. a Virginia
                                            corporation

/S/SUSAN C. PILCHER
-------------------                         By: /S/WILLIAM J. MERCURIO
Print Name: SUSAN C. PILCHER                --------------------------
                                            Print Name: WILLIAM J. MERCURIO
                                            Its: CHAIRMAN
/S/KATHRYN B. HARBER
--------------------
Print Name: KATHRYN B. HARBER
                                            EXISTING GUARANTORS:
                                            ABLE COMMUNICATIONS SERVICES, INC.,
                                            formerly known as BCD
                                            COMMUNICATIONS, INC., a
                                            Florida corporation

/S/SUSAN C. PILCHER
-------------------                         By: /S/WILLIAM J. MERCURIO
Print Name: SUSAN C. PILCHER                --------------------------
                                            Print Name: WILLIAM J. MERCURIO
                                            Its: CHAIRMAN
/S/KATHRYN B. HARBER
--------------------
Print Name: KATHRYN B. HARBER

                                            TIPCO, INC., a Florida corporation

/S/SUSAN C. PILCHER
-------------------                         By: /S/WILLIAM J. MERCURIO
Print Name: SUSAN C. PILCHER                --------------------------
                                            Print Name: WILLIAM J. MERCURIO
                                            Its: CHAIRMAN
/S/KATHRYN B. HARBER
--------------------
Print Name: KATHRYN B. HARBER

                                            TELECOMMUNICATIONS SERVICES GROUP,
                                            INC., a Florida corporation

/S/SUSAN C. PILCHER
-------------------                         By: /S/WILLIAM J. MERCURIO
Print Name: SUSAN C. PILCHER                --------------------------
                                            Print Name: WILLIAM J. MERCURIO
                                            Its: CHAIRMAN
/S/KATHRYN B. HARBER
--------------------
Print Name: KATHRYN B. HARBER

                                            EXISTING GUARANTORS:
                                            TRAFFIC MANAGEMENT GROUP, INC., a
                                            Florida corporation

/S/SUSAN C. PILCHER
-------------------                         By: /S/WILLIAM J. MERCURIO
Print Name: SUSAN C. PILCHER                --------------------------
                                            Print Name: WILLIAM J. MERCURIO
                                            Its: CHAIRMAN
/S/KATHRYN B. HARBER
--------------------
Print Name: KATHRYN B. HARBER

                                            GEORGIA ELECTRIC COMPANY, a Georgia
                                            corporation

/S/SUSAN C. PILCHER
-------------------                         By: /S/WILLIAM J. MERCURIO
Print Name: SUSAN C. PILCHER                --------------------------
                                            Print Name: WILLIAM J. MERCURIO
                                            Its: CHAIRMAN
/S/KATHRYN B. HARBER
--------------------
Print Name: KATHRYN B. HARBER

                                            NEW GUARANTORS:
                                            DIAL COMMUNICATIONS, INC., a Florida
                                            corporation

/S/SUSAN C. PILCHER
-------------------                         By: /S/WILLIAM J. MERCURIO
Print Name: SUSAN C. PILCHER                --------------------------
                                            Print Name: WILLIAM J. MERCURIO
                                            Its: CHAIRMAN
/S/KATHRYN B. HARBER
--------------------
Print Name: KATHRYN B. HARBER

                                            H.C. CONNELL, INC., a Florida
                                            corporation

/S/SUSAN C. PILCHER                         /S/SUSAN C. PILCHER
-------------------                         By: /S/WILLIAM J. MERCURIO
Print Name: SUSAN C. PILCHER                --------------------------
                                            Print Name: WILLIAM J. MERCURIO
                                            Its: CHAIRMAN
/S/KATHRYN B. HARBER
--------------------
Print Name: KATHRYN B. HARBER

STATE OF FLORIDA                    )
                                    )  SS:
COUNTY OF PALM BEACH                )

        The foregoing instrument was acknowledged before me this 2 day of DECEMBER, 1996, by JEFFREY WOLFE as VICE PRESIDENT of SUNTRUST BANK, SOUTH FLORIDA, N.A., a national banking association, on behalf of the bank. He/She is personally known to me or has produced _________________________ as identification.

                                          /s/ RUTH A. DARLING
                                          ------------------------------------
                                              RUTH A. DARLING... Printed Name:
                                                Notary Public
                                              ______________.....Commission No.:
                                               My Commission Expires:

STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF FULTON                    )

        The foregoing instrument was acknowledged before me this 2ND day of DECEMBER, 1996, by WILLIAM J. MERCURIO as PRESIDENT of ABLE TELCOM HOLDING CORP., a Florida corporation, on behalf of the corporation. HE/She IS PERSONALLY known to me or has produced _________________________ as identification.

                                     /S/SUSAN C. PILCHER
                                    ------------------------------------------
                                     SUSAN C. PILCHER....Printed Name:
                                      Notary Public
                                     ______________....Commission No.:
                                     My Commission Expires:  SEPTEMBER 16, 2000

STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF FULTON                    )

        The foregoing instrument was acknowledged before me this 2ND day of DECEMBER, 1996, by WILLIAM J. MERCURIO as CHAIRMAN of TRANSPORTATION SAFETY CONTRACTORS, INC., a Florida corporation, on behalf of the corporation. HE/She IS PERSONALLY KNOWN to me or has produced _________________________ as identification.

                                     /S/SUSAN C. PILCHER
                                    ------------------------------------------
                                     SUSAN C. PILCHER....Printed Name:
                                      Notary Public
                                     ______________....Commission No.:
                                     My Commission Expires:  SEPTEMBER 16, 2000

STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF FULTON                    )

        The foregoing instrument was acknowledged before me this 2ND day of DECEMBER, 1996, by WILLIAM J. MERCCURIO as CHAIRMAN of TRANSPORTATION SAFETY CONTRACTORS OF VIRGINIA, INC., a Virginia corporation, on behalf of the corporation. HE/She is PERSONALLY KNOWN to me or has produced _________________________ as identification.

                                     /S/SUSAN C. PILCHER
                                    ------------------------------------------
                                     SUSAN C. PILCHER....Printed Name:
                                      Notary Public
                                     ______________....Commission No.:
                                     My Commission Expires:  SEPTEMBER 16, 2000

STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF FULTON                    )

        The foregoing instrument was acknowledged before me this 2ND day of DECEMBER, 1996, by WILLIAM J. MERCURIO as CHAIRMAN of ABLE COMMUNICATIONS SERVICES, INC., formerly known as BCD COMMUNICATIONS, INC., a Florida corporation, on behalf of the corporation. HE/She is PERSONALLY KNOWN to me or has produced _________________________ as identification.

                                     /S/SUSAN C. PILCHER
                                    ------------------------------------------
                                     SUSAN C. PILCHER....Printed Name:
                                      Notary Public
                                     ______________....Commission No.:
                                     My Commission Expires:  SEPTEMBER 16, 2000

STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF FULTON                    )

        The foregoing instrument was acknowledged before me this 2ND day of DECEMBER, 1996, by WILLIAM J. MERCURIO as CHAIRMAN of TIPCO, INC., a Florida corporation, on behalf of the corporation. HE/She is PERSONALLY KNOWN to me or has produced _________________________ as identification.

                                     /S/SUSAN C. PILCHER
                                    ------------------------------------------
                                     SUSAN C. PILCHER....Printed Name:
                                      Notary Public
                                     ______________....Commission No.:
                                     My Commission Expires:  SEPTEMBER 16, 2000

STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF FULTON                    )

        The foregoing instrument was acknowledged before me this 2ND day of DECEMBER, 1996, by WILLIAM J. MERCURIO as CHAIRMAN of TELECOMMUNICATIONS SERVICES GROUP, INC., a Florida corporation, on behalf of the corporation. HE/She is PERSONALLY KNOWN to me or has produced _________________________ as identification.

                                     /S/SUSAN C. PILCHER
                                    ------------------------------------------
                                     SUSAN C. PILCHER....Printed Name:
                                      Notary Public
                                     ______________....Commission No.:
                                     My Commission Expires:  SEPTEMBER 16, 2000

STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF FULTON                    )

        The foregoing instrument was acknowledged before me this 2ND day of DECEMBER, 1996, by WILLIAM J. MERCURIO as CHAIRMAN of TRAFFIC MANAGEMENT GROUP, INC., a Florida corporation, on behalf of the corporation. He/She is personally known to me or has produced _________________________ as identification.

                                     /S/SUSAN C. PILCHER
                                    ------------------------------------------
                                     SUSAN C. PILCHER....Printed Name:
                                      Notary Public
                                     ______________....Commission No.:
                                     My Commission Expires:  SEPTEMBER 16, 2000

STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF FULTON                    )

        The foregoing instrument was acknowledged before me this 2ND day of DECEMBER, 1996, by WILLIAM J. MERCURIO as CHAIRMAN of GEORGIA ELECTRIC COMPANY, a Georgia corporation, on behalf of the corporation. HE/She is PERSONALLY known to me or has produced _________________________ as identification.

                                     /S/SUSAN C. PILCHER
                                    ------------------------------------------
                                     SUSAN C. PILCHER....Printed Name:
                                      Notary Public
                                     ______________....Commission No.:
                                     My Commission Expires:  SEPTEMBER 16, 2000

STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF FULTON                    )

        The foregoing instrument was acknowledged before me this 2ND day of DECEMBER, 1996, by WILLIAM J. MERCURIO as CHAIRMAN of DIAL COMMUNICATIONS, INC., a Florida corporation, on behalf of the corporation. HE/She is PERSONALLY KNOWN to me or has produced _________________________ as identification.

                                     /S/SUSAN C. PILCHER
                                    ------------------------------------------
                                     SUSAN C. PILCHER....Printed Name:
                                      Notary Public
                                     ______________....Commission No.:
                                     My Commission Expires:  SEPTEMBER 16, 2000

STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF FULTON                    )

        The foregoing instrument was acknowledged before me this 2ND day of DECEMBER, 1996, by WILLIAM J. MERCURIO as CHAIRMAN of H.C. CONNELL, a Florida corporation, on behalf of the corporation. HE/She is PERSONALLY KNOWN to me or has produced _________________________ as identification.

                                     /S/SUSAN C. PILCHER
                                    ------------------------------------------
                                     SUSAN C. PILCHER....Printed Name:
                                      Notary Public
                                     ______________....Commission No.:
                                     My Commission Expires:  SEPTEMBER 16, 2000